UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 18, 2008
PM LIQUIDATING CORP.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-22052 (Commission File No.)	65-0202059 (IRS Employer Identification No.)
1854 Shackleford Court, Suite 200,
Norcross, Georgia 30093-2924
(Address of principal executive offices)
(770) 806-9918
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 8.01 Other Events.
     As previously reported, PM Liquidating Corp. f/k/a ProxyMed, Inc. (the “Company”) and certain of its wholly owned subsidiaries filed voluntary petitions seeking reorganization relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (Case No. 08-11551) (the “Chapter 11 Cases”). In connection with the Chapter 11 Cases and pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure, the Company is required to file monthly operating reports (each, a “Monthly Operating Report”) with the Bankruptcy Court.
   On December 18, 2008, the Company filed original versions of the following Monthly Operating Reports with the Bankruptcy Court: (i) the initial Monthly Operating Report for the period from July 23, 2008 through July 31, 2008 (the “July 2008 Monthly Operating Report”); (ii) the Monthly Operating for the month ended August 31, 2008 (the “August 2008 Monthly Operating Report); and (iii) the Monthly Operating Report for the month ended September 30, 2008 (the “September 2008 Monthly Operating Report”). On January 9, 2009, the Company filed reformatted versions of the July 2008 Monthly Operating Reports the August 2008 Monthly Operating Report, and the September 2008 Monthly Operating Report with the Bankruptcy Report so that each such Monthly Operating Report was filed in the proper form required by the Bankruptcy Court. Copies of such reformatted Monthly Operating Reports are attached hereto as exhibits as specifically set forth below. In addition, on January 9, 2009, the Company filed the Monthly Operating Report for the month ended October 31, 2008 (the “October 2008 Monthly Operating Report”) with the Bankruptcy Court.
     Each of the Monthly Operating Reports is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The financial information set forth in each of the Monthly Operating Reports is preliminary and unaudited and does not purport to show the financial statements of the Company in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Reports. There can be no assurance that such information is complete. The Monthly Operating Reports may be subject to revision, are in a format required by the Bankruptcy Code, and should not be used for investment purposes. The information in the Monthly Operating Reports should not be viewed as indicative of future results.
     Copies of the July 2008 Monthly Operating Report, the August 2008 Monthly Operating Report, the September 2008 Monthly Operating Report, and the October 2008 Monthly Operating Report are attached as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	July 2008 Monthly Operating Report, as filed with the Bankruptcy Court.

99.2	August 2008 Monthly Operating Report, as filed with the Bankruptcy Court.

99.3	September 2008 Monthly Operating Report, as filed with the Bankruptcy Court.

99.4	October 2008 Monthly Operating Report, as filed with the Bankruptcy Court.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PM Liquidating Corp.
Date: February 2, 2009	/s/ Peter E. Fleming, III
Peter E. Fleming, III
Chief Executive Officer